Exhibit 1

Joint Filer Agreement and Power of Attorney

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any amendments thereto) with respect to the common stock, par value $0.001 per share, of Emergent BioSolutions Inc., a Delaware corporation.  The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13G.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Each of the undersigned hereby irrevocably constitute and appoint Shahzad Malik (the “Attorney-in-Fact”) as agent and attorney-in-fact, with full power of substitution, with respect to the power and authority on behalf of each of the undersigned to execute and file or cause to be executed or filed any documents required to be filed by Section 13 of the 1934 Act or to execute any documents required in connection with such required documents as a result of or in connection with each of the undersigned’s acquisition of the securities to which the Statement on Schedule 13G relates.

[Signatures to Follow on Next Page]

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 8 day of March 2007.

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III ‘A’

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III ‘B’

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III ‘C’

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III ‘D’

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III GmbH & Co. KG

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Private Equity Fund III Affiliates

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

By: ADVENT VENTURE PARTNERS LLP, as manager of Advent Management III Limited Partnership

By:	/s/ Shahzad Malik
	Name:	Shahzad Malik
	Title:	General Partner

MERLIN BIOSCIENCES FUND

By:  MERLIN GENERAL PARTNER II LIMITED, as general partner of the Merlin Biosciences Fund LP

By:	/s/ Denzil Boschat
	Name:	Denzil Boschat
	Title:	Director

MERLIN BIOSCIENCES FUND

By:  MERLIN GENERAL PARTNER II LIMITED, as managing partner of the Merlin BioSciences Fund Gbr

By:	/s/ Denzil Boschat
	Name:	Denzil Boschat
	Title:	Director

J.P. MORGAN PARTNERS (BHCA), L.P.

By: JPMP MASTER FUND MANAGER, its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II, L.P.

By:  JPMP GLOBAL INVESTORS, L.P., its general partner

By:  JPMP CAPITAL CORP, its general partner

By: Panorama Capital, LLC, as Attorney in Fact

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing Director